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                                                                   EXHIBIT 4.6.1


                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT


         THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT dated as of January 26, 1998 (the "Amendment") is by and among QUORUM ELF INC., a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually, a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the Quorum Real Estate Trust 1997-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); FIRST UNION NATIONAL BANK, a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the Quorum Real Estate Trust 1997-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).


                              W I T N E S S E T H:

         WHEREAS, the parties to this Amendment are parties to the Participation Agreement dated as of November 26, 1997 (the "Participation Agreement");

         WHEREAS, the parties to this Amendment wish to amend the definition of "Unused Fee Payment Date" set forth in Appendix A to the Participation Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. The definition of "Unused Fee Payment Date" in Appendix A to the Participation Agreement is hereby amended and modified to read as follows:

                  "Unused Fee Payment Date" shall mean the last Business Day of each February, May, August and November (commencing February 27, 1998) and the last Business Day of the Commitment Period, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitment shall terminate as provided in the Trust Agreement.



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         2. Except as otherwise amended or modified pursuant to the terms of this Amendment, all other terms, provisions, conditions, appendices, exhibits and supplements to the Participation Agreement shall remain in full force and effect.

         3. Lessee hereby represents and warrants that as of the date of this Amendment (i) all of the representations and warranties of the Credit Parties contained in the Operative Agreements are true and correct in all material respects and (ii) no Default or Event of Default exists and is continuing.

         4. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.


CONSTRUCTION AGENT
AND LESSEE:

                                      QUORUM ELF, INC., a Delaware corporation


                                      By:

                                      Name:

                                      Title:




GUARANTORS:

                                      QUORUM HEALTH GROUP, INC.,
                                        a Delaware corporation
                                      CAROLINAS MEDICAL ALLIANCE, INC.,
                                        a South Carolina corporation
                                      CLINTON COUNTY HEALTH SYSTEM LLC,
                                        a Delaware limited liability company
                                      FRANKFORT HEALTH PARTNER, INC.,
                                        an Indiana corporation
                                      GADSDEN REGIONAL PRIMARY CARE, INC.,
                                        an Alabama corporation
                                      HOSPITAL MANAGEMENT PROFESSIONALS, INC.,
                                        a Tennessee corporation
                                      MIDDLE GEORGIA MOB, INC.,
                                        a Georgia corporation
                                      NC-CNH, INC.,
                                        a Georgia corporation
                                      NC-DSH, INC.,
                                        a Nevada corporation
                                      NC-MGH, INC.,
                                        a Georgia corporation
                                      NC-SCHI, INC.,
                                        a Georgia corporation

                       (GUARANTORS CONTINUED ON NEXT PAGE)




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                                      NORTHSIDE MOB, INC.,
                                        a Georgia corporation
                                      NORTHSIDE VL, INC.,
                                        a Georgia corporation
                                      QHG OF ALABAMA, INC.,
                                        an Alabama corporation
                                      QHG OF BARBERTON, INC.,
                                        an Ohio corporation
                                      QHG OF CLINTON COUNTY, INC.,
                                        an Indiana corporation
                                      QHG OF ENTERPRISE, INC.,
                                        an Alabama corporation
                                      QHG OF FORREST COUNTY, INC.,
                                        a Mississippi corporation
                                      QHG OF FORT WAYNE, INC.,
                                        an Indiana corporation
                                      QHG OF GADSDEN, INC.,
                                        an Alabama corporation
                                      QHG OF HATTIESBURG, INC.,
                                        a Mississippi corporation
                                      QHG OF INDIANA, INC.,
                                        an Indiana corporation
                                      QHG OF JACKSONVILLE, INC.,
                                        an Alabama corporation
                                      QHG OF LAKE CITY, INC.,
                                        a South Carolina corporation
                                      QHG OF MASSILLON, INC.,
                                        an Ohio corporation
                                      QHG OF OHIO, INC.,
                                        an Ohio corporation
                                      QHG OF SOUTH CAROLINA, INC.,
                                        a South Carolina corporation
                                      QHG OF SPARTANBURG, INC.,
                                        a South Carolina corporation
                                      QHR OF DELAWARE, INC.,
                                        a Delaware corporation






                       (GUARANTORS CONTINUED ON NEXT PAGE)





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                                      QUORUM, INC.,
                                        a Delaware corporation
                                      QUORUM HEALTH GROUP OF VICKSBURG, INC.,
                                        a Tennessee corporation
                                      QUORUM HEALTH RESOURCES, INC.,
                                        a Delaware corporation
                                      QUORUM HEALTH SERVICES, INC.,
                                        a Delaware corporation
                                      SOFTWARE SALES CORP.,
                                        a Tennessee corporation
                                      WESLEY HEALTH SYSTEM LLC,
                                        a Delaware limited liability company


                                      By:

                                      Name:   David F. Grams, Jr.
                                      Title:  Vice President of each
                                              of the foregoing Guarantors




                                      IOM HEALTH SYSTEM, L.P.,
                                      By: QHG OF INDIANA, INC., an Indiana
                                          corporation, as general
                                          partner

                                      By:
                                      Name:   David F. Grams, Jr.
                                      Title:  Vice President



                       (SIGNATURES CONTINUED ON NEXT PAGE)





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OWNER TRUSTEE AND LESSOR:

                                      FIRST SECURITY BANK, NATIONAL
                                      ASSOCIATION, not individually,
                                      except as expressly stated herein,
                                      but solely as the Owner Trustee
                                      under the Quorum Real Estate
                                      Trust 1997-1


                                      By:

                                      Name:

                                      Title:


THE AGENT
AND LENDERS:

                                      FIRST UNION NATIONAL BANK, as the Agent
                                      and a Lender


                                      By:

                                      Name:

                                      Title:



                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By:

                                      Name:

                                      Title:


                       (SIGNATURES CONTINUED ON NEXT PAGE)






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                                      FBTC LEASING CORP.


                                      By:

                                      Name:

                                      Title:


                                      ABN AMRO BANK, N.V.


                                      By:

                                      Name:

                                      Title:



                                      By:

                                      Name:

                                      Title:



                                      AMSOUTH BANK


                                      By:

                                      Name:

                                      Title:







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                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION


                                      By:

                                      Name:

                                      Title:



                                      SCOTIABANC INC.


                                      By:

                                      Name:

                                      Title:



                                      BANK OF TOKYO-MITSUBISHI
                                      TRUST COMPANY


                                      By:

                                      Name:

                                      Title:



                       (SIGNATURES CONTINUED ON NEXT PAGE)




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                                      BANK ONE, N.A.


                                      By:

                                      Name:

                                      Title:



                                      BANQUE PARIBAS


                                      By:

                                      Name:

                                      Title:



                                      By:

                                      Name:

                                      Title:



                                      CORESTATES BANK, N.A.


                                      By:

                                      Name:

                                      Title:







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                                      MELLON BANK, N.A.


                                      By:

                                      Name:

                                      Title:



                       (SIGNATURES CONTINUED ON NEXT PAGE)





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                                      KREDIETBANK N.V.


                                      By:

                                      Name:

                                      Title:



                                      By:

                                      Name:

                                      Title:



                                      NATIONAL CITY BANK OF KENTUCKY


                                      By:

                                      Name:

                                      Title:



                                      THE SUMITOMO BANK, LIMITED


                                      By:

                                      Name:

                                      Title:







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                                      THE SUMITOMO TRUST & BANKING CO., LTD.,
                                      NEW YORK BRANCH


                                      By:

                                      Name:

                                      Title:



                                      SUNTRUST BANK, NASHVILLE, N.A.


                                      By:

                                      Name:

                                      Title:



                       (SIGNATURES CONTINUED ON NEXT PAGE)





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                                      TORONTO DOMINION (TEXAS), INC.


                                      By:

                                      Name:

                                      Title:



                                      NATIONSBANK, N.A.


                                      By:

                                      Name:

                                      Title:



                                      COOPERATIEVE CENTRALE RAIFFEISEN-
                                      BOERENLEENBANK B.A., "RABOBANK
                                      NEDERLAND", NEW YORK BRANCH


                                      By:

                                      Name:

                                      Title:



                                      By:

                                      Name:

                                      Title:






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                                      THE SANWA BANK, LIMITED


                                      By:

                                      Name:

                                      Title:



                                      FIRST AMERICAN NATIONAL BANK


                                      By:

                                      Name:

                                      Title:



                       (SIGNATURES CONTINUED ON NEXT PAGE)





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                                      FIRST TENNESSEE BANK NATIONAL ASSOCIATION


                                      By:

                                      Name:

                                      Title:



                                      FLEET NATIONAL BANK


                                      By:

                                      Name:

                                      Title:



                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:

                                      Name:

                                      Title:







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                                      LTCB TRUST COMPANY


                                      By:

                                      Name:

                                      Title:



                                      CITICORP USA, INC.


                                      By:

                                      Name:

                                      Title:





                       (SIGNATURES CONTINUED ON NEXT PAGE)





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HOLDERS:

                                      FIRST UNION NATIONAL BANK


                                      By:
                                      Name:
                                      Title:


                                      SUNTRUST BANK, NASHVILLE, N.A.


                                      By:
                                      Name:
                                      Title:



                                      NATIONSBANK, N.A.


                                      By:
                                      Name:
                                      Title:



                                      FIRST AMERICAN NATIONAL BANK

                                      By:
                                      Name:
                                      Title:


                                      FIRST TENNESSEE BANK NATIONAL
                                      ASSOCIATION


                                      By:
                                      Name:
                                      Title:




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